Exhibit 10.1

REPURCHASE ADDENDUM TO TAX RECEIVABLE AGREEMENT
This Repurchase Addendum to the Tax Receivable Agreement, dated May 12, 2014 (this “Addendum”) is entered into as of July 24, 2015 by and among NPC Group, Inc. (“NPC”), Vantiv, LLC (together with NPC, “Vantiv”), and Silver Lake Partners III DE, L.P., Silver Lake Technology Associates III, L.P., SLP III Quicksilver Feeder I, L.P., Silver Lake Technology Investors III, L.P. (collectively, the “SLP Parties”), Durango FI, LLC (f/k/a MPS 1, Inc.) and Mercury Payment Systems II, LLC (collectively, the “S Corp Parties”) and the other persons and entities listed on Schedule A hereto (the “Other TRA Parties,” and collectively with the SLP Parties and the S Corp Parties, the “TRA Parties” and each individually a “TRA Party”).
WHEREAS, NPC, Vantiv, LLC and the TRA Parties entered into that certain Tax Receivable Agreement, dated as of May 12, 2014 (the “TRA”);
WHEREAS, Vantiv desires to make a payment to terminate and settle in full NPC’s payment obligations under the TRA with respect to (i) twenty percent (20%) of the 743(b) Tax Items (as defined below) available in the 2015 Covered Taxable Year and all future Covered Taxable Years and (ii) all of the NOLs (as defined below) available in the 2015 Covered Taxable Year, and the TRA Parties will accept payment to terminate and settle such obligations under the TRA;
WHEREAS, each TRA Party desires to grant Vantiv call options to make payments to terminate and settle in full NPC’s payment obligations to such TRA Party under the TRA for all Covered Taxable Years beginning after 2015 with respect to such TRA Party’s Percentage Interest of (i) the remaining eighty percent (80%) of the 743(b) Tax Items available in the 2016 Covered Taxable Year and all future Covered Taxable Years, and (ii) all of the NOLs available in the 2016 Covered Taxable Year and all future Covered Taxable Years; and
WHEREAS, Vantiv desires to grant each TRA Party put options to require Vantiv to make payments to terminate and settle in full NPC’s payment obligations to such TRA Party under the TRA for all Covered Taxable Years beginning after 2015 with respect to such TRA Party’s Percentage Interest of (i) the remaining eighty percent (80%) of the 743(b) Tax Items available in the 2016 Covered Taxable Year and all future Covered Taxable Years, and (ii) all of the NOLs available in the 2016 Covered Taxable Year and all future Covered Taxable Years.
NOW, THEREFORE, in consideration of the premises, representations, warranties and covenants herein contained, the parties agree as follows:
ARTICLE I
DEFINITIONS
All defined terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the TRA.
“743(b) Tax Attributes” shall mean the sum of (i) Basis Adjustment and (ii) the Existing Basis Adjustment. For the avoidance of doubt, any payments made pursuant to this Addendum shall not increase the amount of 743(b) Tax Attributes.
“743(b) Tax Items” shall mean items of loss or deduction or reduction in gain attributable to the 743(b) Tax Attributes.
“Legal Proceeding” shall mean any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator.
“NOLs” shall mean the Corporation NOLs available to Vantiv calculated as of the Initial Closing Date and subject to any limitation under Section 382 of the Internal Revenue Code of 1986 and any analogous provision of state law.
“Security Interest” shall mean any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).

ARTICLE II
THE INITIAL REPURCHASE
2.1Initial Repurchase Payment. Upon and subject to the terms and conditions of this Addendum, Vantiv shall make the payments set forth in Section 2.2(b) below to each TRA Party to terminate and settle in full NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of (i) twenty percent (20%) of the 743(b) Tax Items available in the 2015 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years), and (ii) all of the NOLs available in the 2015 Covered Taxable Year (the “Initial Repurchase”).
2.2The Initial Closing.
(a)The consummation of the Initial Repurchase (the “Initial Closing”) shall take place by electronic exchange of documents commencing at 10:00 a.m. Eastern Time on the date hereof (the “Initial Closing Date”). All transactions at the Initial Closing shall be deemed to take place simultaneously, and no transaction shall be deemed to have been completed and no documents or certificates shall be deemed to have been delivered until all other transactions are completed and all other documents and certificates are delivered.
(b)Immediately prior to the payment provided for in Section 2.2(c), Vantiv shall pay to Silver Lake Partners III DE, L.P. (“Silver Lake”) or its designees, $1,851,116 (the “Expense Amount”) representing the out-of-pocket fees and expenses paid or payable by Silver Lake and its affiliates to third parties not affiliated with Silver Lake or any of its affiliates in connection with the transactions contemplated hereby and any other contemplated liquidity transaction with respect to the TRA.
(c)At the Initial Closing, Vantiv shall make a payment to each TRA Party of such TRA Party’s Percentage Interest of the difference between (x) $44,800,000 and (y) the Expense Amount, by wire transfer of immediately available funds to the account previously designated by such TRA Party.
2.3Effect on TRA. Each of Vantiv and each TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 2.2(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of (i) twenty percent (20%) of the 743(b) Tax Items available in the 2015 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years), and (ii) all of the NOLs available in the 2015 Covered Taxable Year are terminated and settled in full.
ARTICLE III
THE CALL OPTIONS
3.1First Call Option
(a)Grant of the First Call Option. Each TRA Party hereby grants to Vantiv the right, and not the obligation, to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $41,400,000 (the “First Call Option Payment”) to terminate and settle in full NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of (i) twenty percent (20%) of the 743(b) Tax Items available in the 2016 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) all of the NOLs available in the 2016 Covered Taxable Year and all future Covered Taxable Years (the “First Call Option”). The First Call Option shall be exercisable by Vantiv during the period starting on December 1, 2015 and ending at 5:00 p.m. Eastern Time on June 30, 2016 (the “First Call Exercise Period”).
(b)First Call Option Procedure. Vantiv may exercise the First Call Option by providing two days prior written notice (the “First Call Written Notice”) to the TRA Parties at any time during the First Call Exercise Period. The First Call Exercise Notice shall constitute an irrevocable offer by Vantiv to exercise the First Call Option with respect to each TRA Party and to make a payment to such TRA Party equal to such TRA Party’s Percentage Interest of the First Call Option Payment in accordance with Section 3.1(c) below.

(c)First Call Option Closing. The closing of the First Call Option shall take place at a time specified in the First Call Written Notice, which shall be the earlier of (x) the third Business Day following the date of delivery of the First Call Written Notice and (y) June 30, 2016 (the “First Call Closing”). At the First Call Closing, Vantiv will pay to each TRA Party such TRA Party’s Percentage Interest of the First Call Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 3.1(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of (i) twenty percent (20%) of the 743(b) Tax Items available in the 2016 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) all of the NOLs available in the 2016 Covered Taxable Year and all future Covered Taxable Years shall be terminated and settled in full.
3.2Second Call Option
(a)Grant of the Second Call Option. Each TRA Party hereby grants to Vantiv the right, and not the obligation, to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $38,100,000 (the “Second Call Option Payment”) to terminate and settle in full NPC’s obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) (the “Second Call Option”). The Second Call Option shall be exercisable by Vantiv during the period starting on December 1, 2016 and ending at 5:00 p.m. Eastern Time on June 30, 2017 (the “Second Call Exercise Period”).
(b)Second Call Option Procedure. Vantiv may exercise the Second Call Option by providing two days prior written notice (the “Second Call Written Notice”) to the TRA Parties at any time during the Second Call Exercise Period. The Second Call Exercise Notice shall constitute an irrevocable offer by Vantiv to exercise the Second Call Option with respect to each TRA Party and to make a payment to such TRA Party equal to such TRA Party’s Percentage Interest of the Second Call Option Payment in accordance with Section 3.2(c) below.
(c)Second Call Option Closing. The closing of the Second Call Option shall take place at a time specified in the Second Call Written Notice, which shall be the earlier of (x) the third Business Day following the date of delivery of the Second Call Written Notice and (y) June 30, 2017 (the “Second Call Closing”). At the Second Call Closing, Vantiv will pay to each TRA Party such TRA Party’s Percentage Interest of the Second Call Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 3.2(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) shall be terminated and settled in full.
3.3Third Call Option
(a)Grant of the Third Call Option. Each TRA Party hereby grants to Vantiv the right, and not the obligation, to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $38,000,000 (the “Third Call Option Payment”) to terminate and settle in full NPC’s obligations under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) (the “Third Call Option”). The Third Call Option shall be exercisable by Vantiv during the period starting on December 1, 2017 and ending at 5:00 p.m. Eastern Time on June 30, 2018 (the “Third Call Exercise Period”).
(b)Third Call Option Procedure. Vantiv may exercise the Third Call Option by providing two days prior written notice (the “Third Call Written Notice”) to the TRA Parties at any time during the Third Call Exercise Period. The Third Call Exercise Notice shall constitute an irrevocable offer by Vantiv to exercise the Third Call Option with respect to each TRA Party and to make a payment to such TRA Party equal to such TRA Party’s Percentage Interest of the Third Call Option Payment in accordance with Section 3.3(c) below.
(c)Third Call Option Closing. The closing of the Third Call Option shall take place at a time specified in the Third Call Written Notice, which shall be the earlier of (x) the third Business Day following the date of delivery of the Third Call Written Notice and (y) June 30, 2018 (the “Third Call Closing”). At the Third Call Closing, Vantiv will pay to each TRA Party such TRA Party’s Percentage Interest of the Third Call Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 3.3(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) shall be terminated and settled in full.
3.4Fourth Call Option
(a)Grant of the Fourth Call Option. Each TRA Party hereby grants to Vantiv the right, and not the obligation, to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $43,000,000 (the “Fourth Call Option Payment”) to terminate and settle in full NPC’s obligations under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) (the “Fourth Call Option”). The Fourth Call Option shall be exercisable by Vantiv during the period starting on December 1, 2018 and ending at 5:00 p.m. Eastern Time on June 30, 2019 (the “Fourth Call Exercise Period”).
(b)Fourth Call Option Procedure. Vantiv may exercise the Fourth Call Option by providing two days prior written notice (the “Fourth Call Written Notice”) to the TRA Parties at any time during the Fourth Call Exercise Period. The Fourth Call Exercise Notice shall constitute an irrevocable offer by Vantiv to exercise the Fourth Call Option with respect to each TRA Party and to make a payment to such TRA Party equal to such TRA Party’s Percentage Interest of the Fourth Call Option Payment in accordance with Section 3.4(c) below.
(c)Fourth Call Option Closing. The closing of the Fourth Call Option shall take place at a time specified in the Fourth Call Written Notice, which shall be the earlier of (x) the third Business Day following the date of delivery of the Fourth Call Written Notice and (y) June 30, 2019 (the “Fourth Call Closing”). At the Fourth Call Closing, Vantiv will pay to each TRA Party such TRA Party’s Percentage Interest of the Fourth Call Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 3.4(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) shall be terminated and settled in full.

ARTICLE IV
THE PUT OPTIONS
4.1First Put Option
(a)Grant of the First Put Option. Vantiv hereby grants to each TRA Party the right, and not the obligation, to require Vantiv to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $42,400,000 (the “First Put Option Payment”) to terminate and settle in full NPC’s payment obligations under the TRA with respect to such TRA Party’s Percentage Interest of (i) twenty percent (20%) of the 743(b) Tax Items available in the 2016 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years), and (ii) all of the NOLs available in the 2016 Covered Taxable Year and all future Covered Taxable Years, if Vantiv has not exercised the First Call Option during the First Call Exercise Period (the “First Put Option”). The First Put Option shall be exercisable by each TRA Party during the period starting on July 10, 2016 and ending at 5:00 p.m. Eastern Time on July 25, 2016 (the “First Put Exercise Period”).
(b)First Put Option Procedure. Each TRA Party may exercise the First Put Option by providing written notice to Vantiv at any time during the First Put Exercise Period. Upon receipt of such written notice, Vantiv shall be obligated to make a payment to such TRA Party of such TRA Party’s Percentage Interest of the First Put Option Payment in accordance with Section 4.1(c) below.
(c)First Put Option Closing. The closing of the First Put Option with respect to each TRA Party who has exercised the First Put Option in accordance with Section 4.1(b) above shall take place at 10:00 a.m. Eastern Time on July 31, 2016 (the “First Put Closing”). At the First Put Closing, Vantiv will pay to each such exercising TRA Party such TRA Party’s Percentage Interest of the First Put Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each exercising TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 4.1(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of (i) twenty percent (20%) of the 743(b) Tax Items available in the 2016 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years), and (ii) all of the NOLs available in the 2016 Covered Taxable Year and all future Covered Taxable Years shall be terminated and settled in full.
4.2Second Put Option
(a)Grant of the Second Put Option. Vantiv hereby grants to each TRA Party the right, and not the obligation, to require Vantiv to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $39,100,000 (the “Second Put Option Payment”) to terminate and settle in full NPC’s payment obligations under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years), if Vantiv has not exercised the Second Call Option during the Second Call Exercise Period (the “Second Put Option”). The Second Put Option shall be exercisable by such TRA Party during the period starting on July 10, 2017 and ending at 5:00 p.m. Eastern Time on July 25, 2017 (the “Second Put Exercise Period”).
(b)Second Put Option Procedure. Each TRA Party may exercise the Second Put Option by providing written notice to Vantiv at any time during the Second Put Exercise Period. Upon receipt of such written notice, Vantiv shall be obligated to make a payment to such TRA Party of such TRA Party’s Percentage Interest of the Second Put Option Payment in accordance with Section 4.2(c) below.
(c)Second Put Option Closing. The closing of the Second Put Option with respect to each TRA Party who has exercised the Second Put Option in accordance with Section 4.2(b) above shall take place at 10:00 a.m. Eastern Time on July 31, 2017 (the “Second Put Closing”). At the Second Put Closing,

Vantiv will pay to each such exercising TRA Party such TRA Party’s Percentage Interest of the Second Put Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each exercising TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 4.2(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) shall be terminated and settled in full.
4.3Third Put Option
(a)Grant of the Third Put Option. Vantiv hereby grants to each TRA Party the right, and not the obligation, to require Vantiv to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $39,000,000 (the “Third Put Option Payment”) to terminate and settle in full NPC’s payment obligations under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years), if Vantiv has not exercised the Third Call Option during the Third Call Exercise Period (the “Third Put Option”). The Third Put Option shall be exercisable by such TRA Party during the period starting on July 10, 2018 and ending at 5:00 p.m. Eastern Time on July 25, 2018 (the “Third Put Exercise Period”).
(b)Third Put Option Procedure. Each TRA Party may exercise the Third Put Option by providing written notice to Vantiv at any time during the Third Put Exercise Period. Upon receipt of such written notice, Vantiv shall be obligated to make a payment to such TRA Party of such TRA Party’s Percentage Interest of the Third Put Option Payment in accordance with Section 4.3(c) below.
(c)Third Put Option Closing. The closing of the Third Put Option with respect to each TRA Party who has exercised the Third Put Option in accordance with Section 4.3(b) above shall take place at 10:00 a.m. Eastern Time on July 31, 2018 (the “Third Put Closing”). At the Third Put Closing, Vantiv will pay to each such exercising TRA Party such TRA Party’s Percentage Interest of the Third Put Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each exercising TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 4.3(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) shall be terminated and settled in full.
4.4Fourth Put Option
(a)Grant of the Fourth Put Option. Vantiv hereby grants to each TRA Party the right, and not the obligation, to require Vantiv to make a payment to such TRA Party of such TRA Party’s Percentage Interest of $44,000,000 (the “Fourth Put Option Payment”) to terminate and settle in full NPC’s payment obligations under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years), if Vantiv has not exercised the Fourth Call Option during the Fourth Call Exercise Period (the “Fourth Put Option”). The Fourth Put Option shall be exercisable by such TRA Party during the period starting on July 10, 2019 and ending at 5:00 p.m. Eastern Time on July 25, 2019 (the “Fourth Put Exercise Period”).

(b)Fourth Put Option Procedure. Each TRA Party may exercise the Fourth Put Option by providing written notice to Vantiv at any time during the Fourth Put Exercise Period. Upon receipt of such written notice, Vantiv shall be obligated to make a payment to such TRA Party of such TRA Party’s Percentage Interest of the Fourth Put Option Payment in accordance with Section 4.4(c) below.
(c)Fourth Put Option Closing. The closing of the Fourth Put Option with respect to each TRA Party who has exercised the Fourth Put Option in accordance with Section 4.4(b) above shall take place at 10:00 a.m. Eastern Time on July 31, 2019 (the “Fourth Put Closing”). At the Fourth Put Closing, Vantiv will pay to each such exercising TRA Party such TRA Party’s Percentage Interest of the Fourth Put Option Payment by wire transfer of immediately available funds to the account previously designated by such TRA Party.
(d)Effect on TRA. Each of Vantiv and each exercising TRA Party hereby acknowledges and agrees that upon receipt by such TRA Party of the amount to be paid to such TRA Party in accordance with Section 4.4(c) above, NPC’s payment obligations to such TRA Party under the TRA with respect to such TRA Party’s Percentage Interest of twenty percent (20%) of the 743(b) Tax Items available in the 2018 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) shall be terminated and settled in full.
ARTICLE V
ORDINARY COURSE TRA PAYMENTS AND TRA TERMINATION
5.1Continuation of the TRA. Vantiv and the TRA Parties hereby acknowledge and agree that (i) any payment obligation of NPC under the TRA not otherwise terminated and settled in full pursuant to this Addendum shall be made pursuant to the terms of the TRA and (ii) except as amended hereby, the TRA remains in full force and effect with respect to Vantiv, on the one hand, and each TRA Party, on the other hand. For the avoidance of doubt, any failure by Vantiv to make a payment to any TRA Party pursuant to the exercise of a call option pursuant to Article III or a put option pursuant to Article IV within three Business Days of the due date for such payment shall constitute a material breach by NPC of a material obligation for purposes of Section 5.01(b) of the TRA entitling such TRA Party to elect to receive the amounts set forth therein (appropriately adjusted to reflect any prior termination and settlement of NPC’s payment obligations to such TRA Party effected and paid for in full pursuant to this Addendum).
5.2Termination of the TRA. Vantiv and the TRA Parties hereby acknowledge and agree that the TRA shall be terminated in its entirety with respect to any TRA Party when no further payments thereunder or hereunder shall be due and payable to such TRA Party from NPC or be otherwise in dispute.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF TRA PARTIES
Each TRA Party severally represents and warrants to Vantiv that the statements contained in this Article VI are true and correct as of the date of this Addendum.
6.1Authorization of Transaction. Such TRA Party has all requisite corporate power and authority to execute and deliver this Addendum and to perform their obligations hereunder. The execution and delivery by such TRA Party of this Addendum and the performance by such TRA Party of this Addendum and the consummation by such TRA Party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such TRA Party. This Addendum has been duly and validly executed and delivered by such TRA Party and this Addendum constitutes the valid and binding obligation of such the TRA Party, enforceable against such TRA Party in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.
6.2Noncontravention. Neither the execution and delivery by such TRA Party of this Addendum, nor the consummation by such TRA Party of the transactions contemplated hereby, will (a) conflict with or violate any provision of any of the organizational documents or contractual commitments of such TRA Party,

(b) require on the part of such TRA Party any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such TRA Party or any of their properties or assets.
6.3Ownership of Rights. The TRA Parties have the sole and exclusive rights to receive the payments under the TRA, and such rights are free and clear of all Security Interests.
6.4Litigation. There is no Legal Proceeding which is pending or has been threatened in writing, or judgment, order or decree outstanding, against or otherwise naming such TRA Party which in any manner challenges or seeks, or would if commenced challenge or seek, to prevent, enjoin, alter or delay the transactions contemplated by this Addendum.
6.5No Additional Representations. Such TRA Party acknowledges that neither Vantiv nor any person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Vantiv furnished or made available to such TRA Party and such TRA Party’s representatives except as expressly set forth in this Addendum.
6.6Brokers’ Fees. Such TRA Party has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Addendum.
ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF VANTIV
Vantiv represents and warrants to the TRA Parties that the statements contained in this Article VII are true and correct as of the date of this Addendum.
7.1Authorization of the Transaction. Vantiv has all requisite corporate power and authority to execute and deliver this Addendum and to perform its obligations hereunder. The execution and delivery by Vantiv of this Addendum, the performance by Vantiv of this Addendum and the consummation by Vantiv of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Vantiv. This Addendum has been duly and validly executed and delivered by Vantiv and this Addendum constitutes the valid and binding obligations of Vantiv, enforceable against Vantiv in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.
7.2Noncontravention. Neither the execution and delivery by Vantiv of this Addendum, nor the consummation by Vantiv of the transactions contemplated hereby, will (a) conflict with or violate any provision of the organizational documents of Vantiv, (b) require on the part of Vantiv any filing with, or permit, authorization, consent or approval of, any Governmental Entity, except for applicable requirements under federal or state securities statutes, rules or regulations or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Vantiv or any of its properties or assets.
7.3Litigation. There is no Legal Proceeding which is pending or has been threatened in writing, or judgment, order or decree outstanding, against or otherwise naming Vantiv which in any manner challenges or seeks, or would if commenced challenge or seek, to prevent, enjoin, alter or delay the transactions contemplated by this Addendum.
7.4Lack of Payment Restrictions. Neither Vantiv nor any of its Affiliates is a party to any contract or other agreement that by its terms would restrict their ability to make any payments under this Addendum. Vantiv will not, and will cause its Affiliates not to, enter into any contract or other agreement that by its terms would restrict their ability to make any payments under this Addendum.
7.5No Additional Representations. Vantiv acknowledges that none of the TRA Parties nor any person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the TRA Parties furnished or made available to Vantiv and its representatives except as expressly set forth in this Addendum.
7.6Brokers’ Fees. Vantiv has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Addendum.

ARTICLE VIII
POST-CLOSING COVENANTS
8.1Press Releases and Announcements. Each TRA Party agrees not to issue any press release or public announcement relating to the subject matter of this Addendum without the prior written approval of Vantiv.
8.2No Security Interests. Each TRA Party agrees not to create, incur, assume or permit to exist any Security Interest in such TRA Party’s rights to receive any payments under the TRA which are subject to the call options set forth in Article III hereof or the put options set forth in Article IV hereof.
8.3Litigation Notice. Each TRA Party shall furnish to Vantiv, and Vantiv shall furnish to each TRA Party, prompt written notice when any such party has knowledge of any Legal Proceeding which is pending or has been threatened in writing, or judgment, order of decree outstanding, against or otherwise naming any such party which in any manner challenges or seeks, or would if commenced challenge or seek, to prevent, enjoin, alter or delay the transactions contemplated by this Addendum.
ARTICLE IX
GENERAL PROVISIONS
9.1Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile upon confirmation of transmission by the sender’s fax machine if sent on a Business Day (or otherwise on the next Business Day), or by email upon confirmation of delivery if sent on a Business Day (or otherwise on the next Business Day) or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered (i) with respect to Vantiv, the SLP Parties or the S Corp Parties, as set forth in Schedule B hereto and (ii) with respect to each Other TRA Party, as set forth on such Other TRA Party’s signature page counterpart hereto, or pursuant to such other instructions as may be designated in writing by the party to receive such notice. Any party may change its address or fax number by giving the other party written notice of its new address or fax number in the manner set forth above.
9.2Counterparts. This Addendum may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the relevant signatories, it being understood that all signatories need not sign the same counterpart.
9.3Entire Agreement; No Third Party Beneficiaries. The TRA and this Addendum together constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Addendum shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Addendum, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Addendum.
9.4Governing Law. This Addendum shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to applicable principles of conflict of laws.
9.5Severability. If any term or other provision of this Addendum is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Addendum shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Addendum so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
9.6Successors; Assignment; Amendments. No TRA Party may assign this Addendum to any person without the prior written consent of NPC or Vantiv; provided that (i)(A) any SLP Party may assign this Addendum to any Affiliate of such SLP Party that remains an Affiliate of such SLP Party for the term of the Addendum, and (B) any S Corp Party may assign this Addendum to any Affiliate of such S Corp Party that remains an Affiliate of such S Corp Party for the term of this Addendum and (ii) any SLP Party or S Corp Party may assign this Addendum following the date of this Addendum to a third party following compliance with the right of first offer provisions set forth in Section 8.15 of the TRA, and provided, further, that for the avoidance of doubt, the conversion of an S Corp Party to a limited liability company shall not be treated as an assignment subject to this Section 9.6. Neither NPC nor Vantiv may assign any of its rights, interests or entitlements under this Addendum. Subject to each of the two immediately preceding sentences, this Addendum will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns including any acquirer of all or substantially all of the assets of NPC and/or Vantiv. This Addendum may only be amended, supplemented or changed with respect to a TRA Party by a written instrument signed by such TRA Party, on the one hand, and NPC and Vantiv, on the other hand. After an assignment, NPC and its Affiliates will treat payments to any assignee of a TRA Party (other than payments to the extent treated as Imputed Interest) as resulting in additional Basis Adjustments provided that the relevant TRA Party has delivered NPC prior to the date of such assignment a written tax opinion from a nationally recognized tax advisor, which opinion and which advisor are reasonably acceptable to NPC, that such position is “more likely than not” to be correct. Notwithstanding anything to the contrary set forth in this Addendum, including this Section 9.6, each party hereto acknowledges and agrees that any assignment made pursuant to Section 8.06 of the TRA must be accompanied by the corresponding assignment of all of such party’s rights and obligations under this Addendum made in accordance with this Section 9.6, and that none of such party’s rights under this Addendum may be assigned except pursuant to an assignment of all of such party’s rights under this Addendum together with all of such party’s rights and obligations under the TRA pursuant to Section 8.06 of the TRA.
9.7Titles and Subtitles. The titles of the sections and subsections of this Addendum are for convenience of reference only and are not to be considered in construing this Addendum.
9.8Submission to Jurisdiction; Waivers. With respect to any suit, action or proceeding relating to this Addendum (collectively, a “Proceeding”), each party to this Addendum irrevocably (a) consents and submits to the exclusive jurisdiction of the courts of the State of Delaware and any court of the U.S. located in the State of Delaware; (b) waives any objection which such party may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party; (c) consents to the service of process at the address set forth for notices (i) in the case of Vantiv, an SLP Party or an S Corp Party, on Schedule B hereto, or (ii) in the case of any Other TRA Party, on such TRA Party’s signature page counterpart hereto; provided, however, that such manner of service of process shall not preclude the service of process in any other manner permitted under applicable law; and (d) waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Proceeding.
9.9Reconciliation. In the event that Vantiv and a TRA Party are unable to resolve a disagreement within the relevant period designated in the TRA or this Addendum, the matter shall be submitted for determination to a nationally recognized expert in the particular area of disagreement employed by a nationally recognized accounting firm or a law firm (other than the Accounting Firm), which expert is mutually acceptable to all parties and the Audit Committee (the “National Expert”). Any costs of the National Expert shall be borne equally by Vantiv, on the one hand, and the relevant TRA Party or TRA Parties, on the other hand. If the matter is not resolved before any payment that is the subject of a disagreement is due or any Tax Return reflecting the subject of a disagreement is due, such payment shall be made on the date prescribed by this Agreement in the amount proposed by Vantiv and such Tax Return shall be filed as prepared by Vantiv, subject to adjustment or amendment upon resolution. The determinations of the National Expert pursuant to this Section 9. 9 shall be binding on Vantiv, on the one hand, and the relevant TRA Party or TRA Parties (and their respective Affiliates), on the other hand, absent manifest error.
9.10Specific Performance. Each party acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Addendum are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that each other party shall be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this Addendum and to enforce specifically this Addendum and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.
9.11Expenses. Each party shall bear its own costs and expenses incurred in connection with this Addendum and the transactions contemplated hereby.
9.12No More Favorable Terms. The parties hereto acknowledge and agree that Section 8.12 of the TRA shall have no application to the payment obligations NPC has or may invoke via its call rights, or is or remains subject to via the put rights, under this Addendum, any of the terms hereof or any of the financial assumptions or calculations underlying such terms, and that Section 8.12 of the TRA shall only continue to apply to those payment obligations of NPC under the TRA not otherwise capable of being terminated and settled in full pursuant to this Addendum (or which were capable of being terminated and settled in full pursuant to this Addendum but with respect to which neither party has invoked its call or put rights under this Addendum).
9.13Withholding; Tax Treatment. Vantiv shall be entitled to deduct and withhold from any payment payable pursuant to this Addendum such amounts as Vantiv is required to deduct and withhold with respect to the making of such payment under the Code, the Treasury Regulations, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by Vantiv, such withheld amounts shall be treated for all purposes of this Addendum as having been paid to the TRA Parties. The parties agree that this Addendum shall be treated as a modification of the TRA for U.S. federal income tax purposes and entering into this Addendum shall not be treated as a separate taxable transaction for U.S. federal income tax purposes, and that any payments by Vantiv pursuant to this Addendum are on behalf of NPC and shall be treated for U.S. federal income tax purposes as payments pursuant to the TRA.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

DURANGO FI, LLC

By:	/s/ LAURENCE L. STONE
Name:	Laurence L. Stone
Title:	Vice President & Chief Financial Officer

MERCURY PAYMENT SYSTEMS II, LL

By:	/s/ LAURENCE L. STONE
Name:	Laurence L. Stone
Title:	Vice President & Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

SILVER LAKE PARTNERS III DE, L.P.

By:	Silver Lake Technology Associates III, L.P.
By:	SLP III (GP), L.L.C.
By:	Silver Lake Group, L.L.C.
By:	/s/ MICHAEL BINGLE
Name:	Michael Bingle
Title:	Managing Director

SILVER LAKE TECHNOLOGY ASSOCIATES III, L.P.

By:	Silver Lake Technology Associates III, L.P.
By:	SLP III (GP), L.L.C.
By:	Silver Lake Group, L.L.C.
By:	/s/ MICHAEL BINGLE
Name:	Michael Bingle
Title:	Managing Director

SLP III QUICKSILVER FEEDER I, L.P.

By:	Silver Lake Technology Associates III, L.P.
By:	SLP III (GP), L.L.C.
By:	Silver Lake Group, L.L.C.
By:	/s/ MICHAEL BINGLE
Name:	Michael Bingle
Title:	Managing Director

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P.
By:	SLP III (GP), L.L.C.
By:	Silver Lake Group, L.L.C.
By:	/s/ MICHAEL BINGLE
Name:	Michael Bingle
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

NPC GROUP, INC.

By:	/s/ NELSON F. GREENE
Name:	Nelson F. Greene
Title:	Secretary

VANTIV, LLC

By:	/s/ CHARLES DRUCKER
Name:	Charles Drucker
Title:	President & CEO

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

SUNDROP SYSTEMS, INC.

By:	/s/ TRAVIS L. PRIEST
Name:	Travis L. Priest
Title:	CEO

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

MIKE AFERGAN

By:	/s/ MIKE AFERGAN

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

ROSS AGRE

By:	/s/ ROSS AGRE

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

ADAM AHERN

By:	/s/ ADAM AHERN

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

TYLER BATES

By:	/s/ TYLER BATES

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

JOHN BERKLEY

By:	/s/ JOHN BERKLEY

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

CARRIE BETTS

By:	/s/ CARRIE BETTS

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

LISA BLANDFORD

By:	/s/ LISA BLANDFORD

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

ALEC BROCK

By:	/s/ ALEC BROCK

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

CARRIE BRUBAKER

By:	/s/ CARRIE BRUBAKER

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

DANA BURNS

By:	/s/ DANA BURNS

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

DOROTHY CALCATERRA

By:	/s/ DOROTHY CALCATERRA

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

BRYCE CHRISTENSEN

By:	/s/ BRYCE CHRISTENSEN

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

RANDY CLARK

By:	/s/ RANDY CLARK

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

RACHEL COCHRAN

By:	/s/ RACHEL COCHRAN

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

MARK COFFMAN

By:	/s/ MARK COFFMAN

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

SCOTT DAVIS

By:	/s/ SCOTT DAVIS

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

TERESA DUPREE

By:	/s/ TERESA DUPREE

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

STEVE EMBRY

By:	/s/ STEVE EMBRY

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

KATIE FISCHER

By:	/s/ KATIE FISCHER

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

ROB FRANKFURT

By:	/s/ ROB FRANKFURT

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

PAMELLA ARQUITT, formerly known as
PAMELLA HARRINGTON

By:	/s/ PAMELLA ARQUITT

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

JASON HATFIELD

By:	/s/ JASON HATFIELD

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

CYN HOLMES

By:	/s/ CYNTHIA C. HOLMES

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

BAIRD KLEINSMITH

By:	/s/ BAIRD KLEINSMITH

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

KARA RUNDQUIST, formerly known as
KARA KNELLER

By:	/s/ KARA RUNDQUIST

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

CHASE LaCROIX

By:	/s/ CHASE LACROIX

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

MIKE LAMBERT

By:	/s/ MIKE LAMBERT

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

BRIAN LIEMANDT

By:	/s/ BRIAN LIEMANDT

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

JIM MALONEY

By:	/s/ JIM MALONEY

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

DAN MANTINEO

By:	/s/ DAN MANTINEO

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

CINDY MARCOUX

By:	/s/ CINDY MARCOUX

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

EARL McGEE

By:	/s/ EARL MCGEE

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

JENNIFER McGRATH

By:	/s/ JENNIFER MCGRATH

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

PATTIE MONEY

By:	/s/ PATTIE MONEY

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

JOHN NAIL

By:	/s/ JOHN NAIL

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

NICK NAYFACK

By:	/s/ NICK NAYFACK

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

MICHELLE O'DONNELL

By:	/s/ MICHELLE O'DONNELL

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

MATT OZVAT

By:	/s/ MATT OZVAT

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

MARC PAUST

By:	/s/ MARC PAUST

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

TRAVIS PRIEST

By:	/s/ TRAVIS PRIEST

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

KIMBERLY REESE

By:	/s/ KIMBERLY REESE

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

TOM REICHART

By:	/s/ TOM REICHART

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

LISA RHODES

By:	/s/ LISA RHODES

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

JERRICE SANDERSON, formerly known as
JERRICE ROGRIGUEZ

By:	/s/ JERRICE SANDERSON

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

CLAUDIA ROOT

By:	/s/ CLAUDIA ROOT

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

NICK ROTHERY

By:	/s/ NICK ROTHERY

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

KEN TALLMAN

By:	/s/ KEN TALLMAN

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

MATTHEW TAYLOR

By:	/s/ MATTHEW TAYLOR

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

WILLIAM TAYLOR

By:	/s/ WILLIAM TAYLOR

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

ALAN VITEK

By:	/s/ ALAN VITEK

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

KARSTEN VOERMANN

By:	/s/ KARSTEN VOERMANN

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

CHARLIE WATTS

By:	/s/ CHARLIE WATTS

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

JAKE WEST

By:	/s/ JAKE WEST

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

STEVE WILSON

By:	/s/ STEVE WILSON

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.

GREGORY WITTEN

By:	/s/ GREGORY WITTEN

Schedule A

See compiled signature pages.

Schedule B
Notices
If to Vantiv:
c/o Vantiv, LLC
8500 Governor’s Hill Drive
Maildrop 1GH1Y1
Cincinnati, OH 45249-1384
Facsimile:    (513) 900-5200
Attention:    Ned Greene
Jared Warner
with a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
Facsimile:    (212) 735-2000
Attention:    David C. Ingles
Stuart M. Finkelstein
If to the S Corp Parties:
725 Eagle Farm Road
Villanova, PA 19085
Facsimile:    (267) 942-0069
Attention:    Laurence L. Stone
If to the SLP Parties:
c/o Silver Lake Partners
2775 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Facsimile:    (650) 233-8125
Attention:    Karen King
and
c/o Silver Lake Partners
9 West 57th Street
32nd Floor
New York, NY 10019
Facsimile:    (212) 981-3535
Attention:    Andrew J. Schader
with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Facsimile:    (212) 455-2502
Attention:    William R. Dougherty

If to any Other TRA Party, to the address/facsimile number set forth on such Other TRA Party’s signature page counterpart hereto

B-2